UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Genasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127
(Address of Principal Executive Offices)

858-676-1112
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information, including Exhibit 99.1, shall not be incorporated by reference into any filing of Genasys Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 30, 2022, the Company issued a press release regarding its financial results for the fiscal year ended September 30, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2022, the Company entered into an Amended and Restated Employment Agreement (the “Restated Agreement”) with Richard Danforth, the Company’s Chief Executive Officer, which amended and restated the terms of the Employment Agreement, dated as of August 1, 2016, by and between Mr. Danforth and the Company (the “Original Agreement”). The Restated Agreement became effective upon execution and shall remain in effect until terminated as provided therein. Pursuant to the Restated Agreement, Mr. Danforth will receive an initial base salary of $437,090.84 per year, subject to annual reviews, in the discretion of the Compensation Committee of the Board (the “Compensation Committee”). Mr. Danforth will also be eligible to receive annual performance bonuses and equity incentive grants as determined by the Compensation Committee from time to time. The Restated Agreement is otherwise substantially similar to the Original Agreement, except that the Restated Agreement provides that all of the unvested equity securities held by Mr. Danforth will vest upon termination of his employment with the Company.

The foregoing description of the Restated Agreement is qualified in its entirety by reference to the terms of the Restated Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated November 29, 2022, by and between Genasys Inc. and Richard Danforth.+

99.1	Financial Results Press Release, dated November 30, 2022, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+         Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2022
Genasys Inc.

	By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer